UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2012
Date of Report (Date of earliest event reported)

CITADEL EFT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-164882	80-0473573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Irvine Blvd. Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

 (714) 730=8143

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2012, Citadel EFT, Inc., a Nevada corporation (the “Company”) entered into an asset purchase agreement effective October 24, 2012 (the "Agreement") with Art to Go, Inc., a New York corporation ("ATG"). In accordance with the terms and provisions of the Agreement: (i) ATG sold all of its right, title and interest in and to that certain asset consisitng, of the formula and liquid product which is utilized in the acquisition, recovery, processing and refinement of heavy oil within the energy management and oil industry, including the production, sale, use and managemnent of such product (the "Asset"); and (ii) the Company shall issue to ATG 2,800,000 shares of its Preferred Series C stock ATG.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Series C Preferred Stock

Issuance to ATG.  Effective October 24, 2012, the Board of Directors of the Company authorized the issuance of an aggregate 2,800,000 shares of Series C preferred stock to ATG in accordance with the terms and provisions of the Agreement. The 2,800,000 shares of Series C preferred stock were issued to ATG at a per share  price of $0.00001. The  shares of Series C preferred stock was  issued to ATG as a United States resident in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of Series C preferred stock nor the underlying common stock have been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. ATG acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Asset Purchase Agreement dated October 24, 2012 between Citadel EFT Inc. and Art To Go Inc., a Neew York corporation.

99.1  Press Release of Citadel EFT Inc. dated October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EFT, INC.
DATE: October 31, 2012	/s/Gary DeRoos Name: Gary DeRoos Title: President/Chief Executive Officer

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